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September 3, 1999

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:      Southland Separate Account A1:  File No. 811-8976; CIK No.  0000938474
         Southland Separate Account L1:  File No. 811-9106; CIK No.  0001001980

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Southland Separate Accounts A1 and L1, each a unit investment trust, registered under the Act, recently mailed to its contract owners the semi-annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their semi-annual reports with the Commission via EDGAR. Those filings are incorporated herein by reference.

Please do not hesitate to call me at (770) 618-3910 with any questions.

Sincerely,


/s/ Daniel B. Lazarus
Daniel B. Lazarus
Director -- Variable Products Compliance